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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                   FORM 8-K/A

              AMENDMENT NO. 1 TO FORM 8-K FILED ON AUGUST 20, 2004


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) OCTOBER 25, 2004


                              DATAWATCH CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

          000-19960                                      02-0405716
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  (Commission File Number)                    (IRS Employer Identification No.)


          175 CABOT STREET, SUITE 503
             LOWELL, MASSACHUSETTS                            01854
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   (Address of Principal Executive Offices)                (Zip Code)

                                 (978) 441-2200
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              (Registrant's Telephone Number, Including Area Code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 9.01               FINANCIAL STATEMENTS AND EXHIBITS.

            (a) Financial Statements of Business Acquired.

                        The undersigned registrant is unable to file either the audited or unaudited financial information required by
                        Item 9.01 at this time, and is excluding such required financial information in reliance on Rule 12b-21, promulgated under the Securities Exchange Act of 1934. The Company is waiting for information, representations and confirmations from unrelated third parties to complete the audit or review, as applicable, of the required financial statements. Without such information, representations and confirmations, the Company's audit firm is unable to render an opinion on the required financial statements. Requests have been made to the unrelated third parties to obtain the required information, representations and confirmations, and the Company is working with the third parties to expedite the delivery of the required documents. It is anticipated that the required documents will ultimately be provided and the audit will be completed. The required financial information will be filed promptly after such information and confirmations are ascertained by the registrant.


            (b) Pro Forma Financial Information.

                        The undersigned registrant is unable to file the pro forma financial information required by Item 9.01 at this time, and is excluding such required pro forma financial information in reliance on Rule 12b-21, promulgated under the Securities Exchange Act of 1934. The Company is waiting for information, representations and confirmations from unrelated third parties to complete the review of the required pro forma financial information. Requests have been made to the unrelated third parties to obtain the required information, representations and confirmations, and the Company is working with the third parties to expedite the delivery of the required documents. It is anticipated that the required documents will ultimately be provided. The required pro forma financial information will be filed promptly after such information, representations and confirmations are ascertained by the registrant.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DATAWATCH CORPORATION


Date: October 25, 2004
                                        By: /s/ Robert W. Hagger
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                                        Name: Robert W. Hagger
                                        Title: President and Chief Executive
                                               Officer